SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 28, 2004

                                NUI Corporation.
             (Exact name of registrant as specified in its charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                                    001-16385
                            (Commission File Number)

                                   22-3708029
                     (I.R.S. Employer Identification Number)

                          550 Route 202-206, PO Box 760
                          Bedminster, New Jersey 07921
              (Address and zip code of principal executive offices)

                                 (908) 781-0500
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

The following exhibits are filed herewith:

Exhibit No.         Description of Exhibit

99.1 Press Release dated January 28, 2004 with respect to the Registrant's election of Craig G. Matthews as its President and Chief Executive Office and appointment to the Board of Directors and the election of Mr. Steven D. Overly as the Registrant's Secretary and General Counsel.

Item 9.  Regulation FD

On January 28, 2004, the Company issued a press release announcing the election of Mr. Craig G. Matthews as its President and Chief Executive Officer and his appointment to the Board of Directors. Mr. Matthews succeeds Mr. A. Mark Abramovic, who is retiring at the end of January. In addition, the Company announced that Mr. Steven D. Overly has been appointed as the Company's Vice President, Secretary and General Counsel. The press release is filed herewith as
Exhibit 99.1, and is incorporated herein by reference.

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NUI CORPORATION.


                                    By: /s/ Dan Scouler
                                       --------------------------------------
                                       Name:  Dan Scouler
                                       Title: Interim Chief Financial Officer


Dated: January 28, 2004

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                                  EXHIBIT INDEX

Exhibit No.                Description
99.1                       Press Release dated January 28, 2004


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